WIEN GROUP, INC.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS




Contents                                                                    Page
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SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION ...................  F-2

Condensed Unaudited Pro Forma Balance Sheet at June 30, 2005 ..............  F-3

Unaudited Pro Forma Statement of Operations for the year
ended June 30, 2005 .......................................................  F-4

Notes to the Pro Forma Condensed Financial Statements .....................  F-5

                                WIEN GROUP, INC.

             SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION



On October 19, 2005, the Registrant completed its previously disclosed acquisition of all of the outstanding shares of MM2 Group, Inc. The Acquisition was effected pursuant to the terms of the Acquisition Agreement dated July 8, 2005, and subsequently amended October 11, 2005, between the Company, Stephen Wien, MM2 Group, Inc. and the stockholders of MM2 Group, Inc. The acquisition will be a accounted for as a reverse merger under the purchase method of accounting. Accordingly, MM2 Group, Inc. will be treated as the continuing entity for accounting purposes. Subsequent to June 30, 2005, the Wien Group, Inc was renamed to MM2 Group, Inc. pursuant to the Acquisition Agreement.

The following unaudited pro forma condensed balance sheets at June 30, 2005 and the unaudited pro forma condensed statements of operations for the year ended June 30, 2005 present the results of operations and financial position of combined companies of Wien Group, Inc and MM2 Group, Inc, assuming that the merger of the companies had been completed as of the July 1, 2004 with respect to the pro forma consolidated income statements for the year ended June 30, 2005 and as of June 30, 2005 with respect to the pro forma consolidated balance sheet. The pro forma adjustments give effect to the Exchange of Shares agreement whereby shareholders of MM2 Group received 115,933,333 shares of Wien Group Class A Common Stock and 10,000,000 Shares of Wien Group Class B Common Stock for all the outstanding shares of MM2 Group. In the opinion of management, they include all material adjustments necessary to reflect, on a pro forma basis, the impact of transactions contemplated by the merger on the historical financial information of Wien Group, Inc.

The pro forma financial information is presented for informational purposes and does not purport to represent what our financial position and our results of operations actually would have been had the merger and related transactions occurred on the dates indicated. The pro forma financial information should not be relied upon as being indicative of results Wien Group would have had or of future results after the merger. You should read the following Unaudited Condensed Combining Financial Statements and the related noted in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in the Form 8-K.

                                WIEN GROUP, INC.

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED )
                               AS OF JUNE 30, 2005




--------------------------------------------------------------------------------------------------------------------------------
                                                                             HISTORICAL
                                                                    ----------------------------
                                                                      WIEN (NJ)          MM2            ADJ'S           TOTAL
                                                                    ------------    ------------    ------------    ------------
ASSETS

   Cash and cash equivalents                                        $      9,097    $  1,034,799    $     (9,097)a  $  1,034,799
   Prepaid expenses                                                           --          88,390              --          88,390
   Goodwill                                                                   --
   Property and equipment, net                                                             3,746              --           3,746
                                                                    ------------    ------------    ------------    ------------

      TOTAL ASSETS                                                  $      9,097    $  1,126,935    $     (9,097)   $  1,126,935
                                                                    ============    ============    ============    ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES

Accrued expenses                                                    $     16,525    $    220,273    $    (16,525)a  $    220,273
Convertible debentures payable                                                --       1,250,000              --       1,250,000
                                                                    ------------    ------------    ------------    ------------

      TOTAL LIABILITIES                                                   16,525       1,470,273         (16,525)      1,470,273
                                                                    ------------    ------------    ------------    ------------

STOCKHOLDERS' (DEFICIT)

   Preferred stock: $1.00 par value; 1,000,000 shares authorized;
      no shares issued and outstanding                                        --              --                              --
   Common stock - Class A: no par value; 450,000,000 shares
      authorized; 123,312,605 shares issued and outstanding               36,970           1,000         (36,970)b         1,000
   Common stock - Class B: no par value; 50,000,000 shares
      authorized; 10,000,000 shares issued and outstanding                    --           1,000                           1,000
   Additional paid in capital                                            295,030                        (295,030)b            --
   Accumulated deficit                                                  (339,428)       (345,338)        339,428 b      (345,338)
   Treasury stock: 7,364 shares at cost                                       --                              --              --
                                                                    ------------    ------------    ------------    ------------
      TOTAL STOCKHOLDERS' (DEFICIT)                                       (7,428)       (343,338)          7,428        (343,338)
                                                                    ------------    ------------    ------------    ------------

      TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                 $      9,097    $  1,126,935    $     (9,097)   $  1,126,935
                                                                    ============    ============    ============    ============










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                                      SEE NOTES TO THE PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                WIEN GROUP, INC.

             PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2005




--------------------------------------------------------------------------------------------------------------------------------
                                                                             HISTORICAL
                                                                    ----------------------------
                                                                      WIEN (NJ)          MM2            ADJ'S           TOTAL
                                                                    ------------    ------------    ------------    ------------
REVENUE
   Fee income                                                       $     10,000    $         --    $    (10,000)a  $         --
   Interest and dividend income                                              197           4,743            (197)a         4,743
   Realized (loss) gain on sale of securities                             (6,190)             --           6,190 a            --
                                                                    ------------    ------------                    ------------
                                                                           4,007           4,743                           4,743
                                                                    ------------    ------------                    ------------

EXPENSES
   Legal and accounting fees                                              73,005          11,017         (73,005)a        11,017
   Interest expense                                                           --          56,250              --          56,250
   Transfer agent fees                                                     7,030              --          (7,030)a            --
   Consulting and directors fees                                          14,000              --         (14,000)a            --
   Other expenses                                                            843         282,814            (843)a       282,814
                                                                    ------------    ------------                    ------------
                                                                          94,878         350,081                         350,081
                                                                    ------------    ------------                    ------------

Net loss                                                            $    (90,871)   $   (345,338)                   $   (345,338)
                                                                    ============    ============                    ============

Basic and diluted net loss per share                                                                             c  $      (0.01)
                                                                                                                    ============

Weighted average number of shares outstanding                                                                    b    27,808,456
                                                                                                                    ============










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                                      SEE NOTES TO THE PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                WIEN GROUP, INC.

              NOTES TO THE PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTE 1.

The historical financial statements of Wien Group, Inc and MM2 Group, Inc. reflect periods during which the companies did not operate as a combined company. Certain estimates, assumptions and allocations were made in preparing such financial statements. Therefore, the historical financial statements do not necessarily reflect the results of operations or financial position that would have occurred had companies been mergered in a single, independent public company during the periods presented, nor are they indicative of future performance. Management believes that the estimates, assumptions and allocations made in preparing the historical financial statements are reasonable.



NOTE 2.

The pro forma unaudited balance sheet for the year ended June 30, 2005 was prepared assuming the merger occurred on June 30, 2005 and includes "Pro Forma Adjustments" for transactions that occurred subsequent to July 1, 2004 as follows:

(a)  To record the recapitalization of the Company

(b)  To record the issuance of stock and recapitalization of the Company



NOTE 3.

The pro forma unaudited statements of operations for the year ended June 30, 2005 were prepared assuming the merger occurred on July 1, 2004 and includes "Pro Forma Adjustments" for transactions that would have occurred subsequent to July 1, 2004 as follows:

(a)  To record the recapitalization of the Company

(b) The average number of shares of common stock used in the computation of basic and diluted net income per share was 27,808,456 for the year ended June 30, 2005, to give effect to: 1) the 100% stock dividend to the existing shaeholders of Wien Group; and 2) the issuance of shares per the Exchange of Shares agreement whereby shareholders of MM2 Group received 115,933,333 shares of Wien Group Class A Common Stock and 10,000,000 Shares of Wien Group Class B Common Stock for all the outstanding shares of MM2 Group.

(c) Since the Company is in a net loss position, all common stock equivalents are considered anti-dilutive and are therefore not included in the calculation of earnings per share.